J.P. MORGAN INDUSTRIALS CONFERENCE MARCH 10, 2020 1

SAFE HARBOR Statements in this presentation (or otherwise made by JetBlue or on JetBlue’s behalf) contain various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which represent our management’s beliefs and assumptions concerning future events. When used in this document and in documents incorporated herein by reference, the words “expects,” “plans,” “anticipates,” “indicates,” “believes,” “forecast,” “guidance,” “outlook,” “may,” “will,” “should,” “seeks,” “targets” and similar expressions are intended to identify forward-looking statements. Forward-looking statements involve risks, uncertainties and assumptions, and are based on information currently available to us. Actual results may differ materially from those expressed in the forward-looking statements due to many factors, including, without limitation, our extremely competitive industry; volatility in financial and credit markets which could affect our ability to obtain debt and/or lease financing or to raise funds through debt or equity issuances; our significant fixed obligations and substantial indebtedness; volatility in fuel prices, maintenance costs and interest rates; our reliance on high daily aircraft utilization; our ability to implement our growth strategy; our ability to attract and retain qualified personnel and maintain our culture as we grow; our reliance on a limited number of suppliers, including for aircraft, aircraft engines and parts and vulnerability to delays by those suppliers; our dependence on the New York and Boston metropolitan markets and the effect of increased congestion in these markets; our reliance on automated systems and technology; our being subject to potential unionization, work stoppages, slowdowns or increased labor costs; our presence in some international emerging markets that may experience political or economic instability or may subject us to legal risk; reputational and business risk from information security breaches or cyber-attacks; changes in or additional domestic or foreign government regulation, including new or increased tariffs; changes in our industry due to other airlines' financial condition; acts of war or terrorism; global economic conditions or an economic downturn leading to a continuing or accelerated decrease in demand for air travel; the impact of infectious diseases that affects demand for air travel or travel behavior, such as the ongoing impact of the coronavirus (“COVID-19”); adverse weather conditions or natural disasters; and external geopolitical events and conditions. It is routine for our internal projections and expectations to change as the year or each quarter in the year progresses, and therefore it should be clearly understood that the internal projections, beliefs and assumptions upon which we base our expectations may change prior to the end of each quarter or year. Given the risks and uncertainties surrounding forward-looking statements, you should not place undue reliance on these statements. Further information concerning these and other factors is contained in the Company's Securities and Exchange Commission filings, including but not limited to, the Company's 2019 Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. In light of these risks and uncertainties, the forward-looking events discussed in this presentation might not occur. Our forward-looking statements speak only as of the date of this presentation. Other than as required by law, we undertake no obligation to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise. This presentation also includes certain “non-GAAP financial measures” as defined under the Exchange Act and in accordance with Regulation G. We have included reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and provided in accordance with U.S. GAAP within the Appendix A section of this presentation. 2

UPDATE & OUTLOOK ROBIN HAYES CHIEF EXECUTIVE OFFICER 3

# COVID-19 ADDING SIGNIFICANT UNCERTAINTY TO 1Q, 2020 OUTLOOK

## 1Q 2020 UPDATE

- Solid 1Q trends through mid/late-February
  - Mild winter in northeast was driving higher than expected completion factor
  - RASM was trending to mid-point of initial guidance range of 0 to 3%, even with higher completion factor
  - CASM ex-Fuel and fuel trends also better than plan
- COVID-19 having a material impact on 1Q 2020 RASM*
  - As of February 25, 1Q was booked at 87% of revenue forecast; 2Q was booked at 22%. Seeing significant deterioration in forward bookings since late February
  - Expect a negative impact to 1Q RASM of at least 6 points. However, trends have worsened through last week and have not yet stabilized

## 2020 UPDATE

- $2.50 - $3.00 EPS guide excludes COVID-19 Impact
  - Given the nature of and significant uncertainty surrounding the duration and impact of COVID-19, JetBlue withdraws all first quarter and full year 2020 guidance
- Taking near term actions
  - Adjusted schedules between March and early May, and evaluating further reductions due to dynamic situation
  - Deteriorating demand trends may drive additional capacity reductions
  - Reducing spending across organization
- Strong Liquidity and Balance Sheet
  - We believe we have one of the strongest balance sheets in the industry both in terms of leverage and liquidity levels
  - Focused on protecting liquidity levels

*As of March 6, 2020 at 4 pm EST

jetBlue 2020

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OUR SOLID BALANCE SHEET PROTECTS OUR BUSINESS BALANCE SHEET AND LIQUIDITY ACTIONS • Maintain Strong Balance Sheet • Crewmember / Customer − ~$1.2 billion in unrestricted cash, cash equivalents and − Led industry in allowing customers to book with short term investments(a), or ~15% of 2019 revenue confidence by temporarily suspending change/cancel − Adjusted Debt to Cap ratio of 34%(b); Adjusted Net Debt fees to EBITDAR of 0.9x(b) − Enhancing and increasing frequency of cleaning of aircraft, airports and support centers to improve safety levels in operation • Access to Additional Capital if Needed • Cost − Undrawn committed revolver of $550M − Managing business partner contracts, freezing non- (a) − 34% of fleet is unencumbered essential spend, and considering voluntary time-off programs − Delaying hiring, projects with high OpEx commitments • Capacity − Reducing capacity growth rate, utilization (a) As of March 6, 2020 • Cash Flow (b) As of December 31, 2019. Refer to the Appendix section at the end of this presentation for a reconciliation of this Non-GAAP financial measure − Flexibility in order book − Reducing non-aircraft CAPEX 5

OUR BALANCE SHEET IS BETTER POSITIONED THAN EVER BEFORE ADJ. DEBT/ CAP *; DEBT REPAYMENT HISTORICAL RATINGS 60% 800 1 TARGET RANGE= 55% 30 - 40% Year Fitch S&P Moody's 700 50% Current Outlook Stable Stable Stable 46%1 600 2020 BB+ 40% 2019 BB 35%1 500 34% 2018 BB BB 1 29%¹ 30% 28%28% 28%¹ 400 2017 BB Ba1 US$ US$ million 300 2016 BB- 20% 2015 B+ BB- 200 2013 B B 10% 100 2010 Caa1 2008 B- B- 0% 0 2014 2015 2016 2017 2018 2019 Moved four notches over the last ten years: 1-2 notches away from investment grade Adj. Debt / Cap Debt Repayment² 1 Results prior to 2018 do not reflect the adoption of ASC 842 Leases * Refer to the Appendix section at the end of this presentation for a reconciliation of this Non-GAAP financial measure 6

# BUILDING BLOCKS PROGRESSING WELL DESPITE NEAR TERM UNCERTAINTY*

## NETWORK



**~$50M Incremental Revenue**

- Focused Growth
- Network Maturation
- Network Reallocation

## PRODUCT OFFERING



**~$250M Incremental Revenue**

- Customer Segmentation
- Loyalty
- JetBlue Travel Products

## FLEET



**~3% Increase in Fuel Efficiency**

- A320 Restyling
- A321 Mint
- A321 All-Core

## COST



**~$120M Savings**

- Structural Cost Program
- On-Time Performance

## CAPITAL ALLOCATION



**$800M Authorized Share Repurchases**

- Capital Deployment
- Balance Sheet

*Original estimated impact of Building Blocks for 2020, as of January 23 2020

jetBlue 2020
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DELIVERING MEDIUM TERM GOALS AS WE WORK TOWARDS 2021 AND BEYOND 2014 2016 2018 2020 BEYOND Achieved Above Industry Average Margins AboveExecuting Industry BuildingAverage Blocks Margins Continuing Work Towards 2021 and Beyond NETWORK PRODUCT FLEET • Continue building Focus Cities • A220 /A321 LR/XLR • Mint • Technology + Productivity • A321 Restyling • Revenue Management Tools • Boston growth COSTS CAPITAL ALLOCATION • Loyalty • JetBlue Travel Products • T6/T7 8

APPENDIX A: CALCULATION OF LEVERAGE RATIOS - HISTORICAL NON-GAAP FINANCIAL MEASURE ADJUSTED DEBT TO CAPITALIZATION RATIO (in millions) (unaudited)(1) LOCATION December 31, 2017 December 31, 2016 December 31, 2015 December 31, 2014 Long-term debt and capital leases $ 1,003 $ 1,195 $ 1,395 $ 1,968 Short-term borrowings and current maturities 196 189 448 265 7x aircraft rent 702 771 853 869 Adjusted debt 1,901 2,155 2,696 3,102 Long-term debt and capital leases 1,003 1,195 1,395 1,968 Short-term borrowings and current maturities 196 189 448 265 7x aircraft lease rent 702 771 853 869 Stockholders' equity 4,834 4,013 3,210 2,529 Adjusted capitalization 6,735 6,168 5,906 5,631 Adjusted debt to capitalization ratio 28% 35% 46% 55% (1) These results have not been recast to reflect the adoption of ASC 842 leasesLeases. 9 9

APPENDIX B: CALCULATION OF LEVERAGE RATIOS Adjusted Debt to Capitalization Ratio Adjusted debt to capitalization ratio is a non-GAAP financial metric which we believe is helpful to investors in assessing the company's overall debt profile. Adjusted debt includes aircraft operating lease liabilities, in addition to total debt and finance leases, to present estimated financial obligations. Adjusted capitalization represents total equity plus adjusted debt. LOCATION NON-GAAP FINANCIAL MEASURE ADJUSTED DEBT TO CAPITALIZATION RATIO (in millions) (unaudited) December 31, 2019 December 31, 2018 Long-term debt and finance leases $ 1,990 $ 1,361 Current maturities of long-term debt and finance leases 344 309 Operating lease liabilities - aircraft(1) 183 256 Adjusted debt(1) 2,517 1,926 Long-term debt and finance leases 1,990 1,361 Current maturities of long-term debt and finance leases 344 309 Operating lease liabilities - aircraft(1) 183 256 Stockholders' equity(1) 4,799 4,685 Adjusted capitalization(1) 7,316 6,611 Adjusted debt to capitalization ratio(1) 34% 29% (1) Prior period results have been recast to reflect the adoption of ASC 842 Leases. 10

APPENDIX C: CALCULATION OF LEVERAGE RATIOS Adjusted Net Debt to Earnings Before Interest, Taxes, Depreciation, Amortization and Rent ("EBITDAR") Ratio Adjusted net debt to earnings before interest, taxes, depreciation, amortization and rent ratio, or EBITDAR, is a non-GAAP financial metric which we believe is helpful to investors in assessing the company's overall debt profile. Adjusted net debt includes aircraft operating lease liabilities, in addition to total debt and finance leases, to present estimated financial obligations less cash and short term investments. EBITDAR is calculated by adjusting GAAP operating income (trailing twelve months) for depreciation and amortization, special items, and current aircraft operatingLOCATIONlease liabilities. NON-GAAP FINANCIAL MEASURE ADJUSTED NET DEBT TO EBITDAR RATIO (in millions) (unaudited) Trailing Twelve Trailing Twelve Months Months December 31, 2019 December 31, 2018 Long-term debt and finance leases $ 1,990 $ 1,361 Current maturities of long-term debt and finance leases 344 309 Operating lease liabilities - aircraft 183 256 Less: Cash and short-term investments (1,328) (887) Adjusted debt 1,189 1,039 Operating income 800 266 Depreciation and amortization 525 469 Special items(1) 14 435 Current operating lease liabilities - aircraft 48 54 EBITDAR 1,387 1,224 Adjusted net debt to EBITDAR ratio 0.9x 0.8x (1) Special items include one-time costs related to the Embraer E190 fleet transition as well as one-time costs related to the ratification and implementation of our pilots' collective bargaining agreement. 11

Thank you. 12